UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 16, 2005
               Date of Earliest Event Reported: February 28, 2005

                         Commission file number 1-12372
                                                -------

                              CYTEC INDUSTRIES INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                            22-3268660
            (State or other jurisdiction            (I.R.S. Employer
         of incorporation or organization)         Identification No).

             Five Garret Mountain Plaza
             West Paterson, New Jersey                        07424
      (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (973) 357-3100








Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported on Form 8-K dated March 4, 2005, Cytec Industries Inc. (the "Company") completed its acquisition of the Surface Specialties business ("Surface Specialties") of UCB S.A. ("UCB") on February 28, 2005. Item 2.01 of this Form 8-K/A is being filed in order to present the unaudited pro forma condensed combined historical statement of income of the Company for the year ended December 31, 2004 and the audited Combined Special Purpose Financial Statements of Surface Specialties (A business of UCB Group) as of December 31, 2004 and 2003 and for the years then ended. Additionally, under Item 7.01 below, the Company is furnishing as supplemental information, unaudited pro forma condensed combined historical quarterly statements of income for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005 as Exhibit 99.3 included herein.

This amendment modifies and supplements the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on March 4, 2005.

Rule 3-05 of Regulation S-X requires that the financial statements specified in Rules 3-01 and 3-02 of Regulation S-X be provided for Surface Specialties as an acquired business meeting the criteria specified in those rules. Due to circumstances related to the business of Surface Specialties, it was impracticable to have prepared complete financial statements in accordance with all the technical requirements of these rules. In particular, UCB had never prepared financial statements in accordance with US GAAP. Surface Specialties was operated by UCB as part of a segment including their Chemicals and Film sectors and never prepared stand-alone financial statements for Surface Specialties. In addition, the independent auditors for UCB have never audited or reported separately on the operations, net assets or cash flows of Surface Specialties. Another issue that makes full compliance with Rule 3-05 of Regulation S-X impracticable relates to UCB's acquisition of the resins, additives and adhesives business (the "Solutia Business") of Solutia, Inc. ("Solutia") in January 2003. The preparation of separate audited financial statements for the Solutia Business for 2002 would be impracticable to obtain since UCB, upon acquiring the Solutia Business, was not required by Belgium GAAP to present separate audited 2002 financial statements for the Solutia Business and accordingly, none were prepared. Solutia, like UCB, did not report segment financials for the business sold. In addition, UCB informed the Company that they do not have a contractual right to obtain audited financial statements from Solutia and this compounded by the fact that Solutia has been in bankruptcy (Chapter 11) since December 2003 with significant turnover in top management positions, makes it impracticable for the Company to have prepared complete 2002 audited financial statements for the Solutia Business. The Company requested from the Securities and Exchange Commission concurrence that the financial information filed herewith along with the consolidated balance sheet as of March 31, 2005, filed on the Company's 10-Q for the period ended March 31, 2005 which was filed on May 10, 2005, would fully satisfy the requirements of Rule 3-05 of Regulation S-X and received the Staff's response that it did not object to the Company's proposal.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.3 to this Form 8-K/A, the Company has furnished the unaudited pro forma condensed combined historical statements of income of the Company for each of the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005. This information included in
Exhibit 99.3 is considered to be "furnished" and not "filed" under the Securities Exchange Act of 1934.

The following unaudited pro forma condensed combined quarterly financial statement information, in connection with the registrant's acquisition of Surface Specialties on February 28, 2005, is furnished on Exhibit 99.3:

Unaudited Pro Forma Condensed Combined Quarterly Financial Information
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended March 31, 2004
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended June 30, 2004
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended September 30, 2004
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended December 31, 2004
Unaudited Pro Forma Condensed Combined Statement of Income for the Quarter Ended March 31, 2005
Notes to Unaudited Pro Forma Condensed Combined Quarterly Statement of Income

Item 9.01 Financial Statements and Exhibits

(a) Audited Combined Special Purpose Financial Statements of Surface Specialties (A business of UCB Group) as of December 31, 2004 and 2003 and for the years then ended

(b)   Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statement information, in connection with the registrant's acquisition of Surface Specialties on February 28, 2005, is filed herewith as Exhibit 99.1:

Unaudited Pro Forma Condensed Combined Financial Information
Unaudited Pro Forma Condensed Combined Statement of Income for the Year Ended December 31, 2004
Notes to Unaudited Pro Forma Condensed Combined Statement of Income

(c) Exhibits

99.1 Unaudited Pro Forma Condensed Combined Financial Statements

99.2 Audited Combined Special Purpose Financial Statements of Surface Specialties (A business of UCB Group) as of December 31, 2004 and 2003 and for the years then ended

99.3 Unaudited Pro Forma Condensed Combined Quarterly Financial Statements

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CYTEC INDUSTRIES INC.




Date:  May 16, 2005                By:  /s/ James P. Cronin
                                   ----------------------------------------
                                   Name:  James P. Cronin
                                   Title: Executive Vice President and
                                              Chief Financial Officer

Exhibit Index
-------------

99.1 Unaudited Pro Forma Condensed Combined Financial Statements

99.2 Audited Combined Special Purpose Financial Statements of Surface Specialties (A business of UCB Group) as of December 31, 2004 and 2003 and for the years then ended

99.3 Unaudited Pro Forma Condensed Combined Quarterly Financial Statements